Formation and Business of the Company; Basis of Presentation - Additional Information (Details) (Detail) $ / shares in Units, $ in Millions	Apr. 22, 2019 USD ($) $ / shares shares	Apr. 05, 2019	Oct. 08, 2013 Segment	Jun. 30, 2019 shares	Dec. 31, 2018 shares	Dec. 31, 2017 shares
Basis Of Presentation [Line Items]
Number of operating segments | Segment			1
Convertible preferred stock, outstanding				0	65,423,901	39,135,778
Reverse stock split ratio		0.259
IPO [Member]
Basis Of Presentation [Line Items]
Issuance of common stock in connection with a public offering, net of underwriting discounts, commissions, and offering costs, Shares	10,637,500
Shares issued, price per share | $ / shares	$ 18
Proceeds from issuance of shares | $	$ 175.2
Underwriting discounts and commissions | $	13.4
Offering expenses | $	$ 2.9
Convertible preferred stock, outstanding	65,423,901
Number of convertible preferred stock converted into common stock	16,993,194
Preferred stock, shares outstanding	0